EXHIBIT 10(c) - MATERIAL CONTRACTS

                  NATIONAL WESTERN LIFE INSURANCE COMPANY
                  NON-QUALIFIED DEFERRED COMPENSATION PLAN

                                 Effective
                               April 1, 1995


                             Table of Contents




ARTICLE I - Purpose, Definitions and Construction
     1.1  Purpose of the Plan
     1.2  Definitions
     1.3  Construction

ARTICLE II - Eligibility
     2.1  Initial Eligibility Requirements
     2.2  Eligibility Requirements for Subsequent Plan Years

ARTICLE III - Contributions to the Plan
     3.1  Participant Contributions
     3.2  Employer Mandatory Matching Contributions
     3.3  Employer Discretionary Matching Contributions
     3.4  Employer Mandatory Non-Matching Contributions
     3.5  Establishment of Account

ARTICLE IV - Allocation and Investment
     4.1  Allocation
     4.2  Establishment of Trust
     4.3  Allocation of Investment Earnings

ARTICLE V - Determination of Payment of Account
     5.1  Vesting of Account
     5.2  Determination of Account
     5.3  Timing of Payment
     5.4  Form of Payment

ARTICLE VI - Miscellaneous
     6.1  Administration of the Plan
     6.2  Amendment of the Plan
     6.3  Termination of the Plan
     6.4  Notices to Participants
     6.5  Non-Alienation



                                 ARTICLE I

                   PURPOSE, DEFINITIONS AND CONSTRUCTION


1.1  Purpose of the Plan

This Plan is established by the Employer to permit certain select management employees, who are defined below, to defer the payment of a percentage of their Compensation, and in addition thereto, to provide for certain Employer contributions to augment such employees' retirement income. This Plan is not intended to, and does not, qualify under Sections 401(a) and 501(a) of the Internal Revenue Code, and is designed to be exempt from the requirements of the Employee Retirement Income Security Act.

1.2  Definitions

The following terms, when found in the Plan, shall have the meanings set forth below:

(a) Account Balance: At any time, the total of all amounts credited under the terms of the Plan to a Participant, the rights to which are determined under the Plan.

(b) Beneficiary: The person(s) and/or the trust(s) created for the benefit of a person or persons who are the natural object of the Participant's bounty, or the Participant's estate, whichever is designated by the Participant to receive the benefits payable hereunder upon his death.

(c)  Code:   The Internal Revenue  Code of 1986,  as it may  be amended from time to time, including any successor.

(d) Committee: The individuals appointed by the Board of Directors of the Employer, and know as the Administrative Committee, to manage and direct the operation and administration of the Plan.

(e) Compensation: Compensation shall be the total cash remuneration paid by the Employer during each Plan Year, as reported on Form W-2 or its subsequent equivalent, including bonuses, fees, commissions, amounts deferred under Code Sections 401(k) and 125, and amounts deferred under any other non-qualified program of salary reduction. Compensation hereunder shall not be subject to any limitations applicable to tax-qualified plans, such as pursuant to Code Sections 401(a)(17) or 415.

(f) Disability: A physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders him incapable of continuing any gainful occupation. The determination of Disability shall be made either as a result of the Participant qualifying for a pension under the federal Social Security Act, or based upon such evidence as is determined to be applicable by the Employer in its sole discretion.

(g)  Effective Date:  April 1, 1995.

(h) Eligible Employee: A person employed by the Employer in the position of Senior Vice President or above, or a person who has been designated by the President of the Employer, by name, position, or in any other manner, as being in the class of persons who are eligible to participate in the Plan. Such latter designation shall be made in writing by the President of the Employer. However, no person who is an employee of the Employer shall be selected as an Eligible Employee except a member of the select group of management or highly compensated employees of the Employer, as such term is defined under Section 201 of the Employee Retirement Income Security Act of 1974, and regulations and rulings promulgated thereunder by the Department of Labor.

(i)   Employer:   National  Western  Life Insurance  Company,  a corporation organized and existing under the laws of the State of Texas, and any successor or successors.

(j) Hours of Service: An Hour of Service is each hour for which the Participant is paid by virtue of his employment with the Employer, including hours paid but not worked, and including hours completed prior to the date he actually becomes a Participant hereunder.

(k) Initial Participation Period: The time period beginning when the Eligible Employee first completes an Hour of Service until the first January 1 or July 1 which is coincident with or next follows his completion of one
(1) year of service.

(l)  Normal  Retirement Age:   The date on  which a Participant  attains age
sixty-five (65).

(m) Normal Retirement Date: The first day of the month coincident with or next following a Participant's Normal Retirement Age.

(n)  Participant:   An  Eligible Employee  who has  met the  requirements
Section 2.1 hereof, and whose participation has not been terminated.

(o) Plan:    The  National  Western  Life  Insurance  Company  Non-Qulified
Deferred Compensation Plan, as set forth herein, and as it may be amended from time to time.

(p) Plan Quarter: The three month period beginning on January 1, April 1, July 1 or October 1 and ending on March 31, June 30, September 30 or December 31.

(q) Plan Year: The twelve month period beginning on January 1 and ending on December 31 each year.

(r) Valuation Date: The date as of which the Plan is valued and gains or losses allocated, which shall be March 31, June 30, September 30 and December 31 of each Plan Year. However, the Committee may use more frequent Valuation Dates if it so desires.

(s) Years of Service: The period of an Eligible Employee's employment considered in the calculation of the vested amount of his benefits. An Eligible Employee's service shall be determined in twelve (12) month periods, based on Plan Years, including the Plan Year within which falls his date of hire. During such twelve (12) month periods, a Year of Service will be granted if the Eligible Employee completes at least one thousand (1,000) Hours of Service.

1.3  Construction

The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may indicate the plural, unless the context clearly indicates the contrary. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall, unless otherwise specifically stated, mean and refer to the entire Plan, not to any particular provision or Section. Article and Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.


                                 ARTICLE II

                                ELIGIBILITY


2.1  Initial Eligibility Requirements

An Eligible Employee may elect to become a Participant hereunder on the date the Eligible Employee first completes an Hour of Service for the Employer. An election to become a Participant shall be made no later than 30 days after the date the Eligible Employee first completes an Hour of Service for the Employer.

2.2  Eligibility Requirements for Subsequent Plan Years

An Eligible Employee who does not become a Participant when first eligible under the provisions of Section 2.1 may elect to become a Participant hereunder as of the first day of any subsequent Plan Year by executing an enrollment form at least 30 days prior to the beginning of such Plan Year.


                                ARTICLE III

                         CONTRIBUTIONS TO THE PLAN


3.1  Participant Contributions

Each Employee who becomes a Participant in accordance with Article II hereof may elect to make contributions to the Plan on a pre-tax basis equal to full percentage increments of his Compensation for the quarter, from one percent (1%) to fifty percent (50%).

Each Participant's pre-tax salary deferral agreement shall be made in writing on such forms as the Committee shall prescribe, and shall be effective on a Plan Year basis, or until changed in accordance with subsequent provisions of this Section 3.1. A Participant's election hereunder may be completely discontinued at any time, and may be changed as of any Valuation Date, provided that notice of such change is received at least thirty (30) days prior to such Valuation Date for Compensation to be earned for services rendered following such date, or within such time frame as is approved by the Committee. If, as of any Valuation Date, a Participant does not submit a new election, his previous election shall be deemed to continue.

3.2  Employer Mandatory Matching Contributions

The Employer shall make an Employer mandatory matching contribution each Plan Quarter equal to fifty percent (50%) of the Participant's contributions made under Section 3.1 of this Plan, limited to no more than two percent (2%) of the Participant's Compensation for the quarter, that exceeds, on a year to date basis, the OBRA'93 annual compensation limit ($150,000 in 1995), as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code.

However, during any Participant's Initial Participation Period, the Employer shall make an Employer mandatory matching contribution each Plan Quarter equal to fifty percent (50%) of the Participant's contributions made under
Section 3.1 of this Plan, limited to no more than two percent (2%) of the Participant's Compensation for the quarter.

3.3  Employer Discretionary Matching Contributions

The Employer may make an additional matching contribution each Plan Quarter, to be known as an Employer discretionary matching contribution, equal to fifty percent (50%) of the Participant's contributions made under Section
3.1 of this Plan, limited to no more than two percent (2%) of the Participant's Compensation for the quarter.

The  determination  as   to  whether  an   Employer  discretionary  matching
contribution shall be made is in the sole discretion of the President of the Employer, determined on an quarterly basis.

3.4  Employer Mandatory Non-Matching Contributions

The Employer shall make an Employer mandatory non-matching contribution each Plan Quarter equal to two percent (2%) of the participant's Compensation for the quarter that exceeds, on a year to date basis, the OBRA'93 annual compensation limit ($150,000 in 1995), as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code.

However, during any Participant's Initial Participation Period, the Employer shall make an Employer mandatory non-matching contribution each Plan Quarter equal to two percent (2%) of the Participant's Compensation for the quarter.

3.5  Establishment of Account

Each Participant herein shall have maintained in his name an Account, to which shall be credited his salary reduction contributions, as well as his allocable share of Employer contributions made under the terms of this Article. A Participant's Account shall reflect his share of such contributions, including his allocable share of any gains and losses pursuant to Section 4.3 hereof.


                                 ARTICLE IV

                         ALLOCATION AND INVESTMENT


4.1  Allocation

Contributions made pursuant to Section 3.1 hereof shall be allocated to the Account of the Participant from whose Compensation such amounts were reduced, as soon as practicable following the date of actual salary reduction.

Any contribution made pursuant to Section 3.2, 3.3 and 3.4 hereof shall be allocated to each participant who is in the active employ of the Employer as of the last day of the Plan Quarter for which such contribution was made, unless that Participant's termination of employment is as a result of his death, Disability, attainment of Normal Retirement Age, or such other cause as shall be deemed as acceptable by the Board of Directors of the Employer.

4.2  Establishment of Trust

The Employer shall establish a trust fund with regard to the Accounts hereunder, designed to be an irrevocable grantor trust under Code Section 671.

4.3  Allocation of Investment Earnings

Investment earnings shall be credited as of the last day of each calendar quarter, based on the actual investment results for such quarter. The earnings to be allocated will be allocated to each Participant's Account in the proportion that the Participant's Account balance at the beginning of the quarter, less any withdrawals during the quarter, plus one-half (1/2) of any additions made to the Account during the quarter, bears to the total of all such Accounts.

If more  than  one investment  fund  is maintained,  each  Participant shall provide an election as to the investment of his Accounts. Each Participant's investment election shall be made in writing, on such forms as the Committee shall prescribe, and shall remain effective hereunder until changed. A Participant's election hereunder may be changed as of any Valuation Date, provided that notice of such change is received at least thirty (30) days prior to such Valuation Date, or within such time frame as is approved by the Committee.


                                 ARTICLE V

                    DETERMINATION OF PAYMENT OF ACCOUNT


5.1  Vesting of Account

The Participant's Account derived from contributions made under Section 3.1 hereof shall be one hundred percent (100%) vested and non-forfeitable at all times.

As to a Participant who is at the level of Executive Vice President or above, his total Account shall be one hundred percent (100%) vested and non-forfeitable at all times.

As to all other Participants, and as to the amount of such a Participant's Account other than that derived from contributions made pursuant to Section
3.1 hereof, such Account shall become one hundred percent (100%) vested and non-forfeitable in accordance with the following:

(a)  Upon the retirement of a Participant  at or after his Normal Retirement
Date.

(b) Upon a determination of Disability in accordance with Section 1.2(e) hereof.

(c)  Upon the death of a Participant.

Prior to the occurrence of any of the foregoing, such a Participant shall become vested in his Account in accordance with the following schedule:


            Years of Service
           With the Employer             Vested Percentage


              Less than 3                          0%
               3                                  20%
               4                                  40%
               5                                  60%
               6                                  80%
               7 or more                         100%



5.2  Determination of Account

As of the date of a Participant's termination of employment with the Employer (including termination due to any of the events specified under
Section 5.1 hereof), his vested Account balance shall be determined in accordance with the provisions of Section 5.1 above. Thereafter, as of the last day of the Plan Quarter coincident with or next following his termination of employment, the non-vested portion of his Account shall be forfeited. Such forfeited amount shall be used to first reduce the Employer contributions specified under Sections 3.2, 3.3 and 3.4 hereof and any remaining amounts shall be reallocated among all Participants eligible to receive Employer contributions as of such date under Section 4.1 hereof, in the proportion that such Participant's Compensation for the Plan Quarter bears to the Compensation for the Plan Quarter of all Participants eligible for such contribution.

5.3  Timing of Payment

A Participant, or in the case of a benefit due to the death of a Participant, his Beneficiary, shall be entitled to payment of his vested Account balance immediately following the termination of his employment status with the Employer.

Payment shall be made as soon as administratively feasible following such event, based on the Participant's Account balance as of the last day of the calendar quarter next preceding the date of distribution. However, if the Employer determines that such payment would not be in the best interest of remaining participants due to fluctuations in the value of the trust, no distribution shall be made until a subsequent value of the trust is determined, as of the last day of the calendar quarter in which the event requiring distribution occurs.

5.4  Form of Payment

A Participant or Beneficiary entitled to payment shall receive a single lump sum payment.


                                 ARTICLE VI

                               MISCELLANEOUS

6.1  Administration of the Plan

The Plan shall be administered by the Employer. The books and records of the Plan shall be maintained by the Employer at its expense, and no member of the Board of Directors of the Employer, or any employee of the Employer acting on its behalf, shall be liable to any person for any action taken or omitted in connection with the administration of the Plan, unless attributable to his own fraud or willful misconduct.

6.2  Amendment of the Plan

The Plan may be amended, in whole or in part, from time-to-time, by the Board of Directors of the Employer, without the consent of any other party.

6.3  Termination of the Plan

The Plan may be terminated, at any time, by action of the Board of Directors, without the consent of any other party. The termination of this Plan shall not result in the granting of any additional rights to any Participant, such as, to the extent not funded, full vesting of his Account, except as already provided under the terms of Section 5.1 hereof.

6.4  Notices to Participants

From time-to-time, the Employer shall provide a Participant with an accounting of the value of his Account. Further, a Participant will be provided written notice of any amendment of the Plan that affects his rights herein, and of the termination of the Plan.

6.5  Non-Alienation

To the extent permitted by law, the right of any Participant or Beneficiary in any Account balance hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or Beneficiary, and any such Account balance shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.



IN WITNESS  WHEREOF,   and as  conclusive evidence  of  the adoption  of the

foregoing instrument comprising the National  Western Life Insurance Company

Non-Qualified Deferred Compensation  Plan as amended  and restated effective

April 1, 1995, NATIONAL WESTERN LIFE INSURANCE COMPANY, as the Employer, has

caused its seal to be affixed hereto and  these presents to be duly executed in its name and behalf by its proper officers thereunto authorized this 27th day of March, 1995.


ATTEST:                            NATIONAL WESTERN LIFE
                                   INSURANCE COMPANY



/S/ James P. Payne                 /S/ Ross R. Moody
Secretary                          Name:
                                   Title: